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                                                                   EXHIBIT 10.2



                 GLOBAL AMENDMENT TO MCP-1 AND IL-8 AGREEMENTS

      Global Amendment to MCP-1 and IL-8 Agreements dated as of October __, 1997 (this "Global Amendment"), between LEUKOSITE, INC., a Delaware Corporation ("LeukoSite"), and WARNER-LAMBERT COMPANY, a Delaware corporation ("Warner").

      WHEREAS, LeukoSite and Warner are parties to the Research, Development and Marketing Agreement, dated as of September 30, 1994, relating to MCP-1 (as amended, the "MCP-1 Agreement");

      WHEREAS, LeukoSite and Warner are parties to the Research, Development and Marketing Agreement dated as of July 1, 1995, relating to IL-8 (as amended, the "IL-8 Agreement"); and

      WHEREAS, Warner desires that LeukoSite waive certain co-promotion rights under the MCP-1 Agreement and IL-8 Agreement, and LeukoSite is willing to waive such rights pursuant to the terms hereof.

     NOW, THEREFORE, the parties hereby agree as follows:



                                   ARTICLE 1

                                  DEFINITIONS

      1.1 DEFINITIONS. Capitalized terms used in ARTICLE 2 but not defined herein will have the meanings ascribed thereto in the MCP-1 Agreement. Capitalized terms used in ARTICLE 3 but not defined herein will have the meanings ascribed thereto in the IL-8 Agreement.


                                   ARTICLE 2

                                MCP-1 AGREEMENT

      2.1 SPECIFIC MCP-1 AMENDMENTS. The MCP-1 Agreement is hereby amended as follows:
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                    Confidential Material Omitted and Filed
             Separately with the Securities and Exchange Commission.
                         Asterisks Denotes Omissions


            (a) SECTION 1.7. SECTION 1.7 of the MCP-1 Agreement is hereby amended by adding the following to the end of such Section:
            "Notwithstanding the foregoing, Warner may at any time undertake research and/or development of MCP-1 inhibitors with Kyowa Hakko Kogyo Co., Ltd., a Japan corporation ("Kyowa"), and its Affiliates."

            (b)  SECTION 4.1. The fifth, sixth and seventh sentences of SECTION
            4.1 of the MCP-1 Agreement (beginning "Forty-five (45) days after Warner provides...") are hereby deleted and replaced with the following: "If Warner exercises marketing rights for a Development Candidate within the stated period, the Development Candidate shall become a "Warner Product". The parties acknowledge that although many references to "Warner-LeukoSite Products" remain in the MCP-1 Agreement, the effect of this SECTION 2.1(b) is to remove the possibility of a Development Candidate from becoming a "Warner-LeukoSite Product" and, therefore, unless LeukoSite's co-promotion rights are reinstated pursuant to SECTION 2.2 of this Global Amendment such references have no effect.

            (c) SECTION 5.3(a). SECTION 5.3(a) of the MCP-1 Agreement is hereby amended by deleting the phrase "and/or" before the number "(iv)", and inserting the following immediately before the end of such
            Section: ", and/or (v) activities in connection with research, development, marketing, sale and/or manufacture of compounds with Kyowa and/or its Affiliates".

            (d) SECTION 5.5(c). SECTION 5.5(c) of the MCP-1 Agreement is hereby amended by adding the following immediately before the end of such
            Section: ", and may also take into consideration Warner's relationships with third parties (such as Kyowa)".

            (e) SECTION 5.6(a). SECTION 5.6(a) of the MCP-1 Agreement is hereby deleted in its entirety and replaced by the following: "For each Warner Product, Warner will pay LeukoSite ***of worldwide, annual Net Sales up to **********, *** of worldwide, annual Net Sales above *********** and up to *********, and *** of worldwide, annual Net Sales above ***********."

      2.2 REINSTATEMENT OF CO-PROMOTION RIGHTS. Warner may at any time, in its sole discretion, terminate SECTIONS 2.1(b) and 2.1(e) of this Global Amendment by written notice to LeukoSite. In such event, LeukoSite will have 45 days to designate any Warner Product as a "Warner-LeukoSite Product" by written notice to Warner. Thereafter, the parties will proceed as follows:

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            (a)  REMAIN A WARNER PRODUCT. If LeukoSite does not elect to convert such Warner Product to a Warner-LeukoSite Product, LeukoSite and Warner will estimate in good faith the designated share of Development Costs that LeukoSite would have paid under SECTION 4.2 of the MCP-1 Agreement for the periods set forth in SUBSECTION 5.6(a)(i), (ii), or (iii) of the MCP-1 Agreement. Before the end of the 45 day period, LeukoSite will pay Warner the Development Costs referred to in SUBSECTION 5.6(a)(i), (ii), or (iii), and thereafter LeukoSite will be entitled to receive the royalty rates referred to in such Subsection. If Warner terminates SECTION 2.1(b) and 2.1(e) of this Global Amendment prior to completion of all Phase II clinical studies reasonably deemed necessary by the Management Committee for regulatory approval to market the Product in the United States of America, LeukoSite may elect to pay the designated share of Development Costs that LeukoSite would have paid under
            SECTION 4.2 of the MCP-1 Agreement up to and including the time that Warner terminates such SECTION 2.1(b) and 2.1(e), and thereafter LeukoSite may continue to pay its designated share of Development Costs as they become due in order to preserve its rights to a greater royalty under SECTION 5.6(a) of the MCP-1 Agreement.

            (b) CONVERT TO A WARNER-LEUKOSITE PRODUCT. If LeukoSite does elect to convert such Warner Product to a Warner-LeukoSite Product, LeukoSite and Warner will estimate in good faith the designated share of Development Costs that LeukoSite would have paid under
            SECTION 4.2 of the MCP-1 Agreement up to and including the earlier of (i) the time of such election and (ii) NDA approval in the United States. Thereafter, if such election occurs prior to such NDA approval, LeukoSite will continue to pay its designated share of Development Costs as they become due up to and including such NDA approval in order to keep such Warner-LeukoSite Product from reverting to a Warner Product.


                                   ARTICLE 3

                                 IL-8 AGREEMENT

      3.1 SPECIFIC IL-8 AMENDMENTS. The IL-8 Agreement is hereby amended as follows:

            (a) SECTION 1.7. SECTION 1.7 of the IL-8 Agreement is hereby amended by adding the following to the end of such Section:
            "Notwithstanding the foregoing, Warner may at any time undertake research and/or development of IL-8 Inhibitors with Kyowa Hakko Kogyo Co., Ltd., a Japan corporation ("Kyowa"), and its Affiliates."

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                    Confidential Material Omitted and Filed
             Separately with the Securities and Exchange Commission.
                          Asterisks Denotes Omissions


            (b)  SECTION 4.1. The fifth, sixth and seventh sentences of SECTION
            4.1 of the IL-8 Agreement (beginning "Forty-five (45) days after Warner provides...") are hereby deleted and replaced with the following: "If Warner exercises marketing rights for a Development Candidate within the stated period, the Development Candidate shall become a "Warner Product". The parties acknowledge that although many references to "Warner-LeukoSite Products" remain in the IL-8 Agreement, the effect of this SECTION 3.1(b) is to remove the possibility of a Development Candidate from becoming a "Warner-LeukoSite Product" and, therefore, unless LeukoSite's co-promotion rights are reinstated pursuant to SECTION 3.2 of this Global Amendment such references have no effect.

            (c) SECTION 5.3(a). SECTION 5.3(a) of the IL-8 Agreement is hereby amended by deleting the Phrase "and/or" before the number "(iv)", and inserting the following immediately before the end of such
            Section: ", and/or (v) activities in connection with research, development, marketing, sale and/or manufacture of compounds with Kyowa and/or its Affiliates".

            (d) SECTION 5.5(c). SECTION 5.5(c) of the IL-8 Agreement is hereby amended by adding the following immediately before the end of such
            Section: ", and may also take into consideration Warner's relationships with third parties (such as Kyowa)".

            (e) SECTION 5.6(a). SECTION 5.6(a) of the IL-8 Agreement is hereby deleted in its entirety and replaced by the following: "For each Warner Product, Warner will pay LeukoSite ** of worldwide, annual Net Sales up to *********, *** of worldwide, annual Net Sales above ********** and up to **********, and **** of worldwide, annual Net Sales above *********."

      3.2 REINSTATEMENT OF CO-PROMOTION RIGHTS. Warner may at any time, in its sole discretion, terminate SECTIONS 3.1(b) and 3.1(e) of this Global Amendment by written notice to LeukoSite. In such event, LeukoSite will have 45 days to designate any Warner Product as a "Warner-LeukoSite Product" by written notice to Warner. Thereafter, the parties will proceed as follows:

            (a) REMAIN A WARNER PRODUCT. If LeukoSite does not elect to convert such Warner Product to a Warner-LeukoSite Product, LeukoSite and Warner will estimate in good faith the designated share of Development Costs that LeukoSite would have paid under SECTION 4.2 of the IL-8 Agreement for the periods set forth in SUBSECTION 5.6(a)(i), (ii), or (iii) of the IL-8 Agreement. Before the end of the 45 day period, LeukoSite will pay Warner the Development Costs referred to in SUBSECTION 5.6(a)(i), (ii), or (iii), and thereafter LeukoSite will be entitled to receive the royalty rates referred to in such Subsection. If Warner terminates SECTION 3.1(b) and 3.1(e) of this Global Amendment prior to completion of all Phase II

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            clinical studies reasonably deemed necessary by the Management
            Committee for regulatory approval to market the Product in the United States of America, LeukoSite may elect to pay the designated share of Development Costs that LeukoSite would have paid under
            SECTION 4.2 of the IL-8 Agreement up to and including the time that Warner terminates such SECTIONS 3.1(b) and 3.1(e), and thereafter LeukoSite may continue to pay its designated share of Development Costs as they become due in order to preserve its rights to a great royalty under SECTION 5.6(a) of the IL-8 Agreement.

            (b) CONVERT TO WARNER-LEUKOSITE PRODUCT. If LeukoSite does elect to convert such Warner Product to a Warner-LeukoSite Product, LeukoSite and Warner will estimate in good faith the designated share of Development Costs that LeukoSite would have paid under SECTION 4.2 of the IL-8 Agreement up to and including the earlier of (i) the time of such election and (ii) NDA approval in the United States. Thereafter, if such election occurs prior to such NDA approval, LeukoSite will continue to pay its designated share of Development Costs as they become due up to and including such NDA approval in order to keep such Warner-LeukoSite Product from reverting to a Warner Product.


                                   ARTICLE 4

                                 GOVERNING LAW



     4.1 GOVERNING LAW. This Global Amendment shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, other than those provisions governing conflicts of law.


                                   ARTICLE 5

                                    HEADINGS


     5.1 HEADINGS. The headings appearing herein have been inserted solely for the convenience of the parties hereto and shall not affect the construction, meaning or interpretation of this Global Amendment or any of its terms and conditions.

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                                   ARTICLE 6

                                  COUNTERPARTS


     6.1 COUNTERPARTS. This Global Amendment may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Global Amendment to be signed by their duly authorized officers as of the date first above written.



LEUKOSITE, INC.                             WARNER-LAMBERT COMPANY


By: /s/ CHRISTOPHER K. MIRABELLI            By: /s/ WENDELL WIERENGA
    ------------------------------              ------------------------------
    Name: Christopher K. Mirabelli              Name: Wendell Wierenga
    Title:                                      Title:

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